UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 23, 2007


                             NextWave Wireless Inc.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-51958                   20-5361360
(State or other jurisdiction   (Commission file number)        (I.R.S. employer
     of incorporation)                                       identification no.)



               12670 HIGH BLUFF DRIVE, SAN DIEGO, CALIFORNIA 92130 (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (858) 480-3100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW.

    On March 23, 2007, upon management's recommendation to the Audit Committee of the Board of Directors of Nextwave Wireless Inc. (the "Company"), the Company determined that its unaudited financial statements for the quarterly periods ended March 31, 2006, June 30, 2006 and September 30, 2006 should no longer be relied upon as a result of a required correction in its revenue recognition under certain software contracts of its PacketVideo Corporation ("PacketVideo") subsidiary and the inappropriate deferral of certain software development costs at PacketVideo.

    PacketVideo recognized revenue from certain software arrangements that provide for ongoing maintenance and support in the incorrect reporting periods. The contracts subject to the restatement typically include engineering and development work, royalty revenue and post-contract customer support ("PCS"). The total revenue recognized over the term of the arrangements will remain unchanged. The Company will make an adjustment to the timing of the recognition of revenue, and the related costs, under software contracts which contain PCS. The Company will recognize the revenue and associated costs over the entire PCS period. In addition, the Company will also adjust the quarterly results to expense previously deferred costs, classified as pre-contract development costs, into engineering, research and development.

    The reduction to revenue for the quarterly periods ended March 31, 2006, June 30, 2006 and September 30, 2006 is expected to be approximately $1.8 million, $2.0 million and $1.4 million, respectively. The Company expects to recognize a portion of these deferred revenues in the fourth quarter of 2006 and the predominant portion of the deferred revenues in 2007 and 2008, with the majority being recognized in 2007.

    Additionally, the Company has determined that there was a material weakness in its internal control over financial reporting relating to revenue recognition pursuant to software contracts of PacketVideo. The Company's failure to properly apply software revenue recognition principles resulted from a lack of a sufficient number of employees with appropriate levels of knowledge, expertise and training in the application of generally accepted accounting principles relevant to software revenue recognition. The Company will be required to provide an assessment of the effectiveness of the Company's internal control structure and procedures for financial reporting when it files its Annual Report on Form 10-K for the fiscal year ended December 30, 2007. Management will promptly take action to remediate the material weakness described above based on an evaluation of the accounting staffing, systems, policies and procedures relating to revenue recognition at PacketVideo.

    The Company intends to file its restated financial statements for the quarterly periods ended March 31, 2006, June 30, 2006 and September 30, 2006, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2006. The Company expects to file its Form 10-K for the fiscal year ended December 30, 2006 on or before its due date of March 30, 2007.


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    The Company's management and its Audit Committee have discussed the matters described in this Form 8-K with Ernst & Young LLP, the Company's independent registered public accounting firm.

    The press release issued by the Company on March 23, 2007, announcing the restatement is attached hereto as Exhibit 99.1 and is incorporated in this Item
4.02 by reference.

    Note: Certain statements in this Current Report on Form 8-K concerning NextWave's revenue restatement, results or prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that forward-looking statements will be achieved, and actual events or results could differ materially from the events or results predicted or from any other forward-looking statements made by, or on behalf of, NextWave, and should not be considered as an indication of future events or results. Important factors that could cause actual events or results to differ materially include: the completion of our restatement, which could result in changes in revenues actually reported for the quarterly periods ended March 31, 2006, June 30, 2006 and September 30, 2006 that differ from the amounts disclosed herein; our ability to complete the restatement in a timely manner and timely file all required reports under the Securities Exchange Act of 1934; our ability to remediate the material weakness in internal controls over financial reporting; our ability to develop and commercialize mobile broadband products and technologies; consumer acceptance of WiMAX technology; our ability to enter into and maintain network partner relationships; changes in government regulations; changes in capital requirements; and other risks described in filings with the Securities and Exchange Commission. NextWave makes no commitment to revise or update any forward-looking statements in order to reflect changes in events or circumstances after the date any such statement is made, except as may be required pursuant to applicable law.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit 99.1  Press Release, dated March 23, 2007.









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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 23, 2007

                                                 NEXTWAVE WIRELESS INC.


                                                 By:  /s/  George Alex
                                                    ----------------------------
                                                    George Alex
                                                    Executive Vice President and
                                                    Chief Financial Officer


                                                 By:  /s/  Francis J. Harding
                                                    ---------------------------
                                                    Francis J. Harding
                                                    Senior Vice President and
                                                    Corporate Controller


















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                                      EXHIBIT INDEX

Exhibit 99.1    Press Release, dated March 23, 2007.


























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